UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ ☐	Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
John B. Sanfilippo & Son, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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John B. Sanfilippo & Son, Inc.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
To Be Held on Wednesday, November 9, 2011, for John B. Sanfilippo & Son, Inc.
This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information, that are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/JBSS. To access your form of proxy while visiting this site, you will need the 12 digit control number in the shaded gray box below.

Under the United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2011 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you will need to request one, otherwise you will not receive a paper or e-mail copy. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before October 26, 2011.

View Proxy Statement and Annual Report Online at www.proxydocs.com/JBSS A convenient way to view proxy materials and VOTE!
To view your proxy materials online, go to www.proxydocs.com/JBSS. Have the 12 digit control number, located in the shaded gray box below, available when you access the website and follow the instructions.

A copy of the proxy statement, annual report, and form of proxy for this particular
Annual Meeting, and all future stockholder meetings, may be requested by:

INTERNET www.Investorelections.com/JBSS	TELEPHONE (866) 648-8133		*E-Mail paper@investorelections.com

You will need to use the 12 digit control number located in the shaded gray box below.		*
If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	#SHARES

John B. Sanfilippo & Son, Inc.    Notice of Annual Meeting

Date:	Wednesday, November 9, 2011
Time:	10:00 A.M. (Central Time)
Place:	1707 N. Randall Road, Elgin, Illinois 60123
Voting Items:
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors:
01 Governor Jim Edgar          02 Daniel M. Wright         03 Ellen C. Taaffe
2. Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2012 fiscal year.
3. The advisory vote on executive compensation.
The Board of Directors recommends that you vote ONE YEAR on the following proposal:
4. The frequency of the advisory vote on executive compensation.
5. Upon such other matters as may properly come before the Annual Meeting: In their discretion, the proxies will be authorized to vote on such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.
Should you require directions to attend the Annual Meeting and vote in person, please call (847) 214-4612.
Vote In Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the Annual Meeting. Additionally, a stockholder who has submitted a proxy before the meeting, may revoke that proxy in person at the Annual Meeting.